                        NEW JERSEY RESOURCES CORPORATION

                                                                    EXHIBIT 21-1

                         SUBSIDIARIES OF THE REGISTRANT

SUBSIDIARY                                                    STATE OF INCORPORATION
New Jersey Natural Gas Company                                        New Jersey

NJR Service Corporation                                               New Jersey

NJR Energy Services Company                                           New Jersey
 Subsidiary:
    NJR Storage Company                                               New Jersey

NJR Capital Services Corporation (f/k/a NJR Development Corp.)        New Jersey
 Subsidiaries:
    NJR Energy Holdings Corporation                                   New Jersey
     Subsidiary:
       NJR Energy Corp.                                               New Jersey
        Subsidiaries:
         New Jersey Natural Resources Company                         New Jersey
         NJNR Pipeline Company                                        New Jersey
         Natural Resources Compressor Company                         New Jersey
       NJR Investment Company                                         New Jersey
       Commercial Realty & Resources Corp.                            New Jersey
       Paradigm Power, Inc.                                           New Jersey
          Subsidiary:
           Lighthouse One, Inc.                                       New York

NJR Retail Holdings Corporation                                       New Jersey
 Subsidiaries:
    NJR Natural Energy Company (f/k/a New Jersey
      Natural Energy Company)                                         New Jersey
    NJR Home Services Company                                         New Jersey
      NJR Plumbing Services, Inc.                                     New Jersey
    NJR Power Services Corporation                                    New Jersey


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